CSFB04-AR5_5s - Price/Yield - AAA-1_PREM										5s

Balance	[59.66]% Split	Delay	24	Formula	See Below*	WAC(1)	5	WAM(1)	358
Coupon	4.6217	Dated	5/1/04	NET(1)	4.3417	WALA(1)	2
Settle	5/28/04	First Payment	6/25/04
* PAYS GROUP NET WAC PLUS [0.2800%] THROUGH MONTH 58, THEN NET WAC LESS [0.0000]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.8350]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL
Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)
100-24	4.3061	4.2603	4.2404	4.2084	4.1857	4.1495	4.0831	3.9990	3.8975	3.7814
100-25	4.2956	4.2484	4.2279	4.1951	4.1717	4.1344	4.0661	3.9795	3.8750	3.7556
100-26	4.2851	4.2366	4.2155	4.1817	4.1576	4.1194	4.0491	3.9600	3.8525	3.7298
100-27	4.2746	4.2247	4.2031	4.1684	4.1436	4.1043	4.0321	3.9405	3.8301	3.7040
100-28	4.2641	4.2129	4.1907	4.1550	4.1296	4.0892	4.0151	3.9211	3.8077	3.6782
100-29	4.2536	4.2011	4.1783	4.1417	4.1156	4.0742	3.9981	3.9016	3.7853	3.6524
100-30	4.2432	4.1893	4.1659	4.1283	4.1016	4.0591	3.9811	3.8822	3.7629	3.6266
100-31	4.2327	4.1774	4.1535	4.1150	4.0876	4.0441	3.9641	3.8628	3.7405	3.6009
101-00	4.2222	4.1656	4.1411	4.1017	4.0736	4.0291	3.9472	3.8434	3.7182	3.5752
101-01	4.2117	4.1538	4.1287	4.0884	4.0597	4.0140	3.9302	3.8240	3.6958	3.5495
101-02	4.2013	4.1420	4.1163	4.0751	4.0457	3.9990	3.9133	3.8046	3.6735	3.5238
101-03	4.1908	4.1302	4.1039	4.0618	4.0318	3.9840	3.8964	3.7852	3.6512	3.4981
101-04	4.1803	4.1184	4.0916	4.0485	4.0178	3.9690	3.8795	3.7659	3.6289	3.4724
101-05	4.1699	4.1067	4.0792	4.0352	4.0039	3.9540	3.8625	3.7465	3.6066	3.4468
101-06	4.1595	4.0949	4.0669	4.0219	3.9899	3.9391	3.8457	3.7272	3.5843	3.4212
101-07	4.1490	4.0831	4.0545	4.0087	3.9760	3.9241	3.8288	3.7079	3.5621	3.3955
101-08	4.1386	4.0714	4.0422	3.9954	3.9621	3.9091	3.8119	3.6886	3.5398	3.3700
Spread @ Center Price	106.5	120.9	127.1	135.5	140.4	146.8	155.6	167.5	175.2	178
WAL	3.28	2.89	2.75	2.55	2.42	2.24	1.97	1.71	1.47	1.27
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Nov08	Jun04 - Apr08	Jun04 - Sep07
Principal # Months	58	58	58	58	58	58	58	54	47	40
LIBOR_1YR	1.570	1.570	1.570	1.570	1.570	1.570	1.570	1.570	1.570	1.570
SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR
	Yld	1.142	1.255	1.570	1.992	2.414	3.022	3.501	3.869

Assumptions based on collateral comnposition as discussed. Initial Subordination assumed to be 4.50%. Subordination percentage subject to change. Collateral characteristics subject to change.
								14-Apr-04
Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely
on the information contained in or filed in connection with the prospectus / prospectus supplement.							PRELIMINARY - SUBJECT TO CHANGE

CSFB04-AR5_5s - Price/Yield - AAA-1_DIS										5s
Balance	[40.34]% Split	Delay	24	Formula	See Below*	WAC(1)	5	WAM(1)	358
Coupon	3.9276	Dated	5/1/04	NET(1)	4.3417	WALA(1)	2
Settle	5/28/04	First Payment	6/25/04
* PAYS GROUP NET WAC PLUS [0.4141%] THROUGH MONTH 58, THEN NET WAC LESS [0.0000]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.8350]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL
Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)
99-24	3.9543	3.9540	3.9539	3.9536	3.9534	3.9531	3.9526	3.9521	3.9512	3.9499
99-25	3.9438	3.9421	3.9414	3.9402	3.9394	3.9380	3.9354	3.9324	3.9285	3.9237
99-26	3.9333	3.9303	3.9290	3.9268	3.9253	3.9228	3.9183	3.9128	3.9058	3.8976
99-27	3.9228	3.9184	3.9165	3.9134	3.9112	3.9077	3.9012	3.8932	3.8832	3.8715
99-28	3.9124	3.9066	3.9041	3.9001	3.8972	3.8926	3.8841	3.8736	3.8605	3.8454
99-29	3.9019	3.8948	3.8917	3.8867	3.8831	3.8775	3.8670	3.8539	3.8379	3.8193
99-30	3.8914	3.8829	3.8793	3.8733	3.8691	3.8624	3.8499	3.8344	3.8153	3.7933
99-31	3.8809	3.8711	3.8668	3.8600	3.8551	3.8472	3.8329	3.8148	3.7927	3.7673
100-00	3.8705	3.8593	3.8544	3.8466	3.8410	3.8322	3.8158	3.7952	3.7701	3.7412
100-01	3.8600	3.8475	3.8420	3.8333	3.8270	3.8171	3.7987	3.7757	3.7476	3.7152
100-02	3.8496	3.8357	3.8296	3.8199	3.8130	3.8020	3.7817	3.7561	3.7250	3.6892
100-03	3.8391	3.8239	3.8173	3.8066	3.7990	3.7869	3.7647	3.7366	3.7025	3.6633
100-04	3.8287	3.8121	3.8049	3.7933	3.7850	3.7719	3.7477	3.7171	3.6799	3.6373
100-05	3.8183	3.8003	3.7925	3.7800	3.7710	3.7568	3.7306	3.6976	3.6574	3.6114
100-06	3.8078	3.7885	3.7801	3.7667	3.7571	3.7418	3.7136	3.6781	3.6349	3.5855
100-07	3.7974	3.7768	3.7678	3.7534	3.7431	3.7267	3.6966	3.6586	3.6125	3.5596
100-08	3.7870	3.7650	3.7554	3.7401	3.7291	3.7117	3.6797	3.6391	3.5900	3.5337
Spread @ Center Price	71.3	90.3	98.4	110	117.1	127.1	142.4	162.7	180.4	194.6
WAL	3.28	2.89	2.75	2.55	2.42	2.24	1.97	1.71	1.47	1.27
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Nov08	Jun04 - Apr08	Jun04 - Sep07
Principal # Months	58	58	58	58	58	58	58	54	47	40
LIBOR_1YR	1.570	1.570	1.570	1.570	1.570	1.570	1.570	1.570	1.570	1.570
SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR
	Yld	1.142	1.255	1.57	1.992	2.414	3.022	3.501	3.869

Assumptions based on collateral comnposition as discussed. Initial Subordination assumed to be 4.50%. Subordination percentage subject to change. Collateral characteristics subject to change.
								14-Apr-04
Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely
on the information contained in or filed in connection with the prospectus / prospectus supplement.							PRELIMINARY - SUBJECT TO CHANGE